UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2018

QRONS INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

000-55800	81-3623646
(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Avenue, Suite 500, Miami, Florida 33131
 (Address of principal executive offices) (Zip Code)

(786)-620-2140
(Registrant's telephone number, including area code)

----------------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the  Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1-Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

Qrons Inc. (the "Company") sold 312,500 shares of its common stock to Conventus Holdings SA, a BVI corporation ("Conventus") and raised $500,000 pursuant to a subscription agreement, dated January 23, 2018 (the "Subscription Agreement"), in a private placement offering pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended ("Reg S"). The proceeds of the offering will be used for research and general corporate purposes. The Subscription Agreement contains customary Company representations and Reg S investor representations and indemnity and confidentiality provisions.

In connection with the investment, Pavel Hilman, the controlling shareholder of Conventus, entered into a one-year advisory board member consulting agreement, dated January 23, 2018 ("Advisory Board Agreement"), under which Mr. Hilman will serve on the Company's Advisory Board as a business advisor. The Advisory Board Agreement will automatically renew for up to two additional one-year periods, unless earlier terminated by either party upon 30 days' prior written notice to the other party. In consideration for serving on the Advisory Board, the Company awarded 10,000 shares of its common stock to Mr. Hilman under its 2016 Stock Option and Stock Award Plan.

The foregoing descriptions of the Subscription Agreement and Advisory Board Agreement are qualified in their entirety by reference to the full text of such Agreements, copies of which are attached hereto as Exhibits 10.8 and 10.9, respectively, and are incorporated herein in their entirety by reference.

Section 8 – Other Events
Item 8.01 Other Events

On February 12, 2018, the Company issued a press release announcing the closing of the private placement offering and the appointment of Pavel Hillman to the Company's Advisory Board.

Section 9 – Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

10.8	Subscription Agreement, dated January 23, 2017, between the Company and Pavel Hilman

10.9	Advisory Board Agreement, dated January 23, 2017, between the Company and Pavel Hilman

99.1	Press Release, dated February 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QRONS INC.

Date: February 12, 2018	By:	/s/ Jonah Meer
Jonah Meer
Chief Executive Officer

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